Fees Summary	Jan. 29, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 10,876.40
Total Fee Amount	10,876.40
Total Transaction Valuation	78,757,417.20
Total Offset Amount	0.00
Net Fee	$ 0.00